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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2001



                              ANGELICA CORPORATION

             (Exact name of registrant as specified in its charter)

               Missouri                      1-5674             43-0905260
    (State or other jurisdiction of     (Commission File     (I.R.S. Employer
            incorporation)                   Number)          Identification
                                                                  Number)


       424 South Woods Mill Road                                63017-3406
         Chesterfield, Missouri                                 (Zip Code)
(Address of principal executive offices)

                                 (314) 854-3800
               Registrant's telephone number, including area code







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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits
              --------

              99   Quarterly Report to Shareholders, dated November 15, 2001.


ITEM 9.   REGULATION FD DISCLOSURE

          Quarterly Report to Shareholders dated November 15, 2001 and mailed to Shareholders on November 27, 2001, furnished pursuant to Regulation FD.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2001


                                        ANGELICA CORPORATION


                                        By: /s/ Theodore M. Armstrong
                                           ----------------------------------
                                                Theodore M. Armstrong
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number
------

99        Quarterly Report to Shareholders, dated November 15, 2001.


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